                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 20, 2000
                                  -------------
                                 Date of Report
                             (Date of earliest event
                                    reported)


                      INTERNAP NETWORK SERVICES CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

      Washington                      000-27265               91-1896926
      ----------                      ---------               ----------
    (State or other                (Commission File           (IRS Employer
    jurisdiction of                        No.)             Identification No.)
    incorporation)

                            601 Union St., Suite 1000
                            Seattle, Washington 98101
                            -------------------------
          (Address of principal executive offices, including zip code)


                                 (206) 441-8800
                                 --------------
              (Registrant's telephone number, including area code)

                                   Page 1 of 5
                             Exhibit Index on Page 5

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


Effective June 20, 2000, Cowboy Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of InterNAP Network Services Corporation, a Washington corporation ("Parent"), was merged (the "Merger") with and into CO Space, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated May 26, 2000, among Parent, Merger Sub and the Company. The description contained in this Item 2 of the transactions consummated pursuant to the terms and conditions of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached to this Report as
Exhibit 2.1.

Pursuant to the Merger, each then-outstanding share of common stock ($.01 par value) of the Company (including all shares of common stock of the Company issued upon conversion of the Company's preferred stock and upon exercise of company warrants immediately prior to the effective time of the Merger) was converted into the right to receive 0.24488 (the "Applicable Fraction") of a share of common stock of Parent ("Parent Common Stock").

Approximately 6,881,017 shares of Parent Common Stock and an aggregate $200,000 in cash will be issued to the former stockholders of the Company in the Merger. In addition, Parent assumed all Company outstanding options to acquire Company common stock which are exercisable for 322,837 shares of Parent common stock. No fractional shares of Parent common stock will be issued in connection with the Merger. In lieu thereof, any holder of Company common stock who would otherwise have been entitled to receive fractional shares of the Parent common stock will be paid an amount based on the value of such fractional shares multiplied by $34.54375 (rounded to the nearest whole cent) without interest. At the Effective Time (as defined in the Reorganization Agreement), Merger Sub ceased to exist and the Company, as the surviving corporation in the Merger, became a wholly-owned subsidiary of the Parent. The Merger was intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and was to be accounted for on a purchase basis. The Company, a leading co-location service provider, provides technology, intellectual property, personnel and a customer base, which gives Parent the ability to accelerate the delivery of its high performance IP connectivity service to those customers with co-location requirements.

The Merger Agreement and the press releases issued in connection with the signing and closing of this acquisition are filed as Exhibits 2.1, 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

It is impracticable for Parent to file herewith the required financial statements in this Current Report on Form 8-K. Accordingly, such financial statements will be filed by amendment as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(a) of Form 8-K.

(b) PRO FORMA FINANCIAL INFORMATION

It is impracticable for Parent to file herewith the required pro forma financial information in this Current Report on Form 8-K. Accordingly, such pro forma financial information will be filed by amendment as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(b) of Form 8-K.

(c) EXHIBITS

The following exhibits are filed as part of this report:


  Exhibit
   Number         Description
   ------         -----------
    2.1           Agreement and Plan of Merger and Reorganization, dated as of
                  May 26, 2000, by and among Registrant, Cowboy Acquisition
                  Corp., a Delaware corporation, and CO Space, Inc., a
                  Delaware corporation (without disclosure schedules).

    2.2           Amendment No. 1 to Agreement and Plan of Merger and
                  Reorganization, dated as of June 12, 2000, by and among Registrant,

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                  Cowboy Acquisition Corp., a Delaware corporation, and CO
                  Space, Inc., a Delaware corporation (without exhibits).

    4.1           Form of Registration Rights Agreement by and among
                  Registrant, stockholders of CO Space, Inc., a Delaware corporation, and CO Space Stockholders' Agent LLC, a
                  Delaware limited liability company.

   99.1           Press Release entitled "InterNAP Announces Agreement to
                  Purchase CO Space," issued May 30, 2000.

   99.2           Press Release entitled "InterNAP Completes Acquisition of CO
                  Space," issued June 20, 2000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNAP NETWORK SERVICES
                                     CORPORATION

Dated: June 29, 2000                 By: /s/ Anthony C. Naughtin
      -------------------            --------------------------------------
                                     Anthony C. Naughtin
                                     President and Chief Executive Officer

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                                INDEX TO EXHIBITS


  Exhibit
   Number         Description
   ------         -----------
    2.1           Agreement and Plan of Merger and Reorganization, dated as of
                  May 26, 2000, by and among Registrant, Cowboy Acquisition
                  Corp., a Delaware corporation, and CO Space, Inc., a Delaware corporation (without disclosure schedules).

    2.2           Amendment No. 1 to Agreement and Plan of Merger and
                  Reorganization, dated as of June 12, 2000, by and among Registrant, Cowboy Acquisition Corp., a Delaware corporation, and CO Space, Inc., a Delaware corporation (without exhibits).

    4.1           Form of Registration Rights Agreement by and among
                  Registrant, stockholders of CO Space Inc., a Delaware corporation, and CO Space Stockholders' Agent LLC, a
                  Delaware limited liability company.

   99.1           Press Release entitled "InterNAP Announces Agreement to
                  Purchase CO Space," issued May 30, 2000.

   99.2           Press Release entitled "InterNAP Completes Acquisition of CO
                  Space," issued June 20, 2000.